UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): March 3, 2017

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                     000 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              +39 391 306 4134
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes In Registrant's Certifying Accountant.

(a)  Previous independent registered public accounting firm:

On November 30, 3016, Paritz and Company, PA ("Paritz") informed the Company that it would no longer perform the audit engagement due to the growth in Company's business, resulting from recent acquisitions.

For the fiscal years ended December 31, 2014 and 2015, Paritz's audit report on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, nor was it qualified as to audit scope or accounting principles with the exception an explanatory paragraph in which Paritz expressed substantial doubt as to the Company's ability to continue as a going concern because the Company had working capital deficit as of December 31, 2015, did not generate cash flow from its operations and reported operating losses for the previous two years.

During the fiscal years ended December 31, 2014 and 2015 and the subsequent period through the date of Paritz's resignation, (i) there were no "disagreements" (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Paritz on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Paritz's satisfaction, would have caused Paritz to make reference in connection with Paritz's opinion to the subject matter of the disagreement; and (ii) there were no "reportable events" as the term is described in Item 304(a)(1)(v) of Regulation S-K.

We furnished a copy of this disclosure to Paritz and requested that Paritz furnish us with a letter addressed to the SEC stating whether such firm agrees with the above statements or, if not, stating the respects in which it does not agree.

We have received the requested letter from Paritz, and a copy of the letter is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b)  New independent registered public accounting firm:

On March 3, 2017, as part of the change in independent registered public accounting firms described in Section(a) above, the Company's Board of directors confirmed, recommended and approved the appointment of Pitagora Revisione Srl ("Pitagora") (a member firm of Jeffreys Henry LLP, London, UK) as the Company's independent registered public accounting firm to audit the Company's consolidated financial statements as of and for the fiscal year ending
December 31, 2016.

During the two most recent fiscal years and the subsequent interim periods through March 3, 2017, the Company has not consulted with Pitagora regarding either (1) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Paritz concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of (i) a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or (ii) a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 - Financial Statements and Exhibits.

Exhibit
No.        Description

16.1       Letter, dated March 7, 2017, from Paritz and Company, PA.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  March 7, 2017.                    NEWGIOCO GROUP, INC.


                                         ______________________
                                          Michele Ciavarella
                                          Chairman of the Board
                                          Chief Executive Officer